UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                 April 29, 2004
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                    0-24607             94-3193197
                --------                    -------             ----------
      (State or other jurisdiction        (Commission        (I.R.S. Employer
            of incorporation)            File Number)       Identification No.)


          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1; Press Release dated April 29, 2004.

Item 9. Regulation FD Disclosure

This Form 8-K is being furnished to report information pursuant to Item 12 -- Disclosure of Results of Operations and Financial Condition. See Item 12 below.

Item 12. Disclosure of Results of Operations and Financial Condition

On April 29, 2004, Actuate Corporation issued a press release announcing results for the quarter ended March 31, 2004. A copy of the press release is attached as
Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ACTUATE CORPORATION
                                        (Registrant)

Date: April 29, 2004
                                    /s/    DANIEL A. GAUDREAU
                                    ------------------------------
                                    Daniel A. Gaudreau
                                    Senior Vice President, Finance
                                    and Administration
                                    and Chief Financial Officer

                                INDEX TO EXHIBITS


99.1                Press Release dated April 29, 2004.